UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2011

Marina Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Bothell, Washington		98021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 425-908-3600

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Marina Biotech, Inc. (the “Company”) is filing this Current Report on Form 8-K to file as exhibits: (i) the audited financial statements of Cequent Pharmaceuticals, Inc. (“Cequent”), and the notes thereto, as of and for the period ended December 31, 2009 (the “Audited Cequent Financial Statements” ); (ii) the unaudited financial statements of Cequent, and the notes thereto, as of and for the period ended March 31, 2010 (the “Unaudited Cequent Financial Statements” and, together with the Audited Cequent Financial Statements, the “Cequent Financial Statements”); and (iii) the Company’s unaudited pro forma condensed combined consolidated financial information (the “Pro Forma Financial Statements”), which reflects the Cequent Financial Statements, which are included as Exhibits 99.1, 99.2 and 99.3, respectively. As previously disclosed, the Company consummated the acquisition of Cequent on July 21, 2010 pursuant to that certain Agreement and Plan of Merger, dated as of March 31, 2010, by and among the Company, Cequent, Calais Acquisition Corp. and a representative of the stockholders of Cequent. The Cequent Financial Statements and the Pro Forma Financial Statements are included in the Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on June 8, 2010. The Company filed a Current Report on Form 8-K on October 15, 2010 to file as exhibits the unaudited financial statements of Cequent and the notes thereto, as of and for the period ended June 30, 2010 (the “Cequent June 30 Financial Statements”), and the Company’s unaudited pro forma condensed combined consolidated financial information, which reflects the Cequent June 30 Financial Statements and updated pro forma adjustments, which are not being modified or superseded as a result of the filing of this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Wolf & Company, P.C., independent auditors.

99.1	Audited financial statements of Cequent Pharmaceuticals, Inc. as of December 31, 2009

99.2	Unaudited financial statements of Cequent Pharmaceuticals, Inc. as of March 31, 2010

99.3	Unaudited pro forma condensed combined consolidated financial information of Marina Biotech, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

February 9, 2011	By:	/s/ Peter S. Garcia
	Name:	Peter S. Garcia
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Wolf & Company, P.C., independent auditors.

99.1	Audited financial statements of Cequent Pharmaceuticals, Inc. as of December 31, 2009

99.2	Unaudited financial statements of Cequent Pharmaceuticals, Inc. as of March 31, 2010

99.3	Unaudited pro forma condensed combined consolidated financial information of Marina Biotech, Inc.